Prospectus Supplement February 22, 2019

For the following funds with prospectuses dated January 1, 2019:

American Funds College Target Date Series®	American Funds Portfolio SeriesSM
American Funds Retirement Income Portfolio SeriesSM	American Funds Target Date Retirement Series®

The following paragraph is being added above the sentence that reads “The following are principal risks associated with the fund’s investment strategies” in the “Investment objectives, strategies and risks” section of the prospectus for each of the funds listed above:

An underlying fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When an underlying fund invests in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which the underlying fund invests but does not bear additional management fees through the underlying fund’s investment in such Central Funds. The investment results of the portions of the underlying fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-321-0219P Printed in USA CGD/AFD/10039-S70422

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT. THIS EXCLUDES AMERICAN FUNDS COLLEGE TARGET DATE SERIES.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Statement of Additional Information Supplement February 22, 2019

For the following funds with statements of additional information dated January 1, 2019:

American Funds College Target Date Series®	American Funds Portfolio SeriesSM
American Funds Retirement Income Portfolio SeriesSM	American Funds Target Date Retirement Series®

The paragraph under the subheading “Cash and cash equivalents” of “The underlying funds” subsection in the “Description of certain securities, investment techniques and risks” section is amended to read as follows:

An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-315-0219O CGD/10149-S70330